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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                January 30, 2002
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                   001-15375                      64-0666512
(State or other          (Commission File Number)           (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)


     521 Main Street, Philadelphia, Mississippi                  39350
      (Address of principal executive office)                  (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)

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Item 7.   Financial Statement and Exhibits.

            (a)  Exhibits

                 Exhibit 99.1  Press Release dated January 30, 2002

Item 9.  Regulation FD Disclosure.

On January 30, 2002, Citizens Holding Company (the "Company") issued a press release that announced the earnings for the Company for the fourth quarter and year to date. The press release announcing this acquisition is attached as
Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIZENS HOLDING COMPANY


                                          /s/ Robert T. Smith
                                      BY: __________________________
                                          Robert T. Smith
                                          Treasurer (Chief Financial Officer)


DATE:  January 30, 2002

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                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release dated January 30, 2002